Ex-23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the Registration Statements on Form S-3 No. 333-100884, No. 333-110710, No. 333-157189, No. 333-165787, and No. 333-189210 and Form S-8 No. 333-37436, No. 333-37434, No. 333-116174, No. 333-125747, No. 333-148323 and No. 333-160111 of Center Bancorp, Inc. of our report dated March 3, 2014, relating to the consolidated financial statements of ConnectOne Bancorp, Inc. which appears in this Form 8-K of Center Bancorp, Inc.

/s/ Crowe Horwath LLP
Crowe Horwath LLP

Livingston, New Jersey
June 18, 2014